UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 20, 2016

PC Connection, Inc.
(Exact name of registrant as specified in charter)
Delaware	0-23827	02-0513618
(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rt. 101A, 730 Milford Road Merrimack, NH	03054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (603) 683-2000

N/A
(Former name or former address, if changed since last report)

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

          On December 20, 2016, PC Connection, Inc. announced that its Board of Directors declared a special cash dividend of $0.34 per share. The dividend is payable on January 12, 2017, to shareholders of record at the close of business on December 30, 2016.   The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

          (d)       Exhibits

                      99.1       Press Release issued by PC Connection, Inc. on December 20, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 20, 2016	PC CONNECTION, INC.

		By:	/s/ William Schulze
William Schulze
Vice President, Interim Treasurer &
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by PC Connection, Inc. on December 20, 2016.